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                                                                    EXHIBIT 23.3

                              ACCOUNTANTS' CONSENT


The Board of Directors
Healthcare.com Corporation

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Atlanta, Georgia

August 28, 2001